General	12 Months Ended
Dec. 31, 2019
General [Abstract]
GENERAL

NOTE 1 - GENERAL

a.

CollPlant Biotechnologies Ltd. (formerly known as CollPlant Holdings Ltd.) (the "Company") is a regenerative and aesthetic medicine company focused on 3D bioprinting of tissues and organs and medical aesthetics.

The Company's revenues include income from business collaborators and sales of (i) the BioInk product for the development of 3D bioprinting of organs and tissues, (ii) sales of rhCollagen for the medical aesthetics market, and (iii) sales in Europe of the products for tendinopathy and wound healing.

The Company operates through CollPlant Ltd., a wholly-owned subsidiary (CollPlant Biotechnologies Ltd. and CollPlant Ltd. will be referred to hereinafter as "the Company" and "CollPlant", respectively).

The address of the Company's registered office is 4 Oppenheimer St., Science Park, Rehovot, Israel.

Since January 31, 2018, the Company's American Depositary Shares ("ADSs") commenced trading on the Nasdaq Capital Market. On October 29, 2018 the Company delisted its ordinary shares from trading on the Tel Aviv Stock Exchange ("TASE").

The Company has an accumulated deficit of approximately $67,260 as of December 31, 2019, as well as a history of net losses and negative operating cash flows in recent years. The Company expects to continue incurring losses and negative cash flows from operations until it will receive material income from business collaborators under licensing agreements and/or its products (primarily BioInk) reach commercial profitability. As a result of these expected losses and negative cash flows from operations, along with the Company's current cash position, the Company does not have sufficient cash to meet its liquidity requirements for the following twelve months. Consequently, there is substantial doubt about the Company's ability to continue as a going concern. These financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty.

Management's plans include the continued commercialization of the Company's products and collaborations with global leading companies, raising capital through the sale of additional equity securities, or capital inflows from strategic partnerships. There are no assurances however, that the Company will be successful in obtaining the level of financing needed for its operations. If the Company is unsuccessful in commercializing its products and raising capital, it may need to reduce activities, curtail or cease operations.

b.

On June 6, 2019, the Company's shareholders approved a reverse share split of the Company's ordinary shares at a ratio of 1-for-50, such that each fifty (50) ordinary shares, par value NIS 0.03 per share, will be consolidated into one (1) ordinary share, par value NIS 1.50, which decreased the number of ordinary shares issued and outstanding as of June 6 2019, from approximately 191 million shares to approximately 3.8 million.

Concurrently with the reverse split, the Company effected a corresponding change in the ratio of ordinary shares to each of the Company's ADSs, such that its ratio of ADSs to ordinary shares changed from one (1) ADS representing fifty (50) ordinary shares to a new ratio of one (1) ADS representing one (1) ordinary share. The first date when the Company's ADSs began trading on the Nasdaq Capital Market after implementation of the reverse split and concurrent ratio change was July 15, 2019.

All share, ADS and per share amounts included in the consolidated financial statements and the footnotes have been adjusted retroactively to reflect the effects of the reverse share split unless specified otherwise.